UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 18, 2006


                             UNIVERSAL EXPRESS, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


            NEVADA                        000-18094            11-2781803
           -------                        ---------            ----------
(STATE OR OTHER JURISDICTION)            (COMMISSION        (I.R.S. EMPLOYER
OF INCORPORATION)                        FILE NUMBER)         IDENTIFICATION)


                     1230 AVENUE OF THE AMERICAS, SUITE 771
                            NEW YORK, NEW YORK 10020
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (917) 639-4157
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 21, 2006, Universal Express, Inc. (the "Company") engaged Pollard-Kelly Auditing Services, Inc. as the Company's independent accountant. During the two recent fiscal years 2004 and 2005 and through July 20, 2006, the Registrant has not consulted with Pollard-Kelly regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Pollard-Kelly concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv)(A) or Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B;

3. our previous accountant Durland & Company resigned from the Public Company Oversight Board on March 31, 2006.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNIVERSAL EXPRESS, INC.
                                         (Registrant)

Date: October 18, 2006
                                         By:   /S/ RICHARD A. ALTOMARE
                                             -----------------------------------
                                              Richard A. Altomare
                                              Chief Executive Officer